REX FANG AND INNOVATION EQUITY PREMIUM INCOME ETF

SCHEDULE OF INVESTMENTS

October 31,2023 (unaudited)

		Shares	Value
59.16%	COMMON STOCK
11.69%	COMMUNICATION SERVICES
	Alphabet, Inc. Class A(A)	1,840	$228,307
	Meta Platforms, Inc.(A)	809	243,727
	Netflix, Inc.(A)	625	257,306
			729,340

7.90%	CONSUMER DISCRETIONARY
	Amazon.com, Inc.(A)	1,983	263,917
	Tesla, Inc.(A)	1,139	228,757
			492,674

39.57%	INFORMATION TECHNOLOGY
	Adobe, Inc.(A)	463	246,344
	Advanced Micro Devices(A)	2,463	242,606
	Apple, Inc.	1,445	246,763
	Broadcom, Inc.	300	252,411
	Intel Corp.	6,792	247,908
	Micron Technology, Inc.	3,687	246,550
	Microsoft Corp.	765	258,654
	Nvidia Corp.	585	238,563
	Qualcomm, Inc.	2,274	247,843
	Salesforce, Inc.(A)	1,200	240,996
			2,468,638

59.16%	TOTAL COMMON STOCK		3,690,652

59.16%	TOTAL INVESTMENTS		3,690,652
40.84%	Assets net of liabilities		2,547,786
100.00%	NET ASSETS		$6,238,438

(A)Non-income producing

OPTIONS WRITTEN

CALL OPTIONS (C)

	Number
	of	Notional	Exercise	Expiration
Description	Contracts	Amount	Price	Date	Value
CALL OPTIONS (C)
Apple Inc.	12	$204,924	$185.00	11/17/2023	$(504)
Adobe Inc.	1	$53,201	555.00	11/17/2023	(575)
Advance Micro Devices	24	$236,400	115.00	11/17/2023	(1,512)
Amazon.Com, Inc	18	$239,562	135.00	11/17/2023	(5,094)
Broadcom Inc.	3	$252,411	900.00	11/17/2023	(1,905)
Salesforce Inc.	12	$240,996	220.00	11/17/2023	(432)
Alphabet, Inc.	18	$223,344	145.00	11/17/2023	(72)
Intel Corp.	66	$240,900	38.00	11/17/2023	(3,102)
Meta Platforms Inc.	6	$180,762	335.00	11/17/2023	(408)
Microsoft Corp.	6	$202,866	340.00	11/17/2023	(3,930)
Micron Technology, Inc.	36	$240,732	72.50	11/17/2023	(1,332)
Netflix.Com Inc.	6	$247,014	395.00	11/17/2023	(13,782)
Nvidia Corp.	3	$122,340	480.00	11/17/2023	(159)
Qualcomm, Inc.	21	$228,879	120.00	11/17/2023	(1,596)
Tesla Inc.	9	$180,756	275.00	11/17/2023	(90)

TOTAL OPTIONS WRITTEN					$(34,493.00)

In accordance with U.S. GAAP, “fair value” is defined as the price that a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. Various inputs are used in determining the value of a Fund’s investments. U.S. GAAP established a three-tier hierarchy of inputs to establish a classification of fair value measurements for disclosure purposes. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.). Level 3 includes significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of October 31, 2023:

	Level 1	Level 2	Level 3
	Quoted Prices	Other Significant Observable Inputs	Significant Unobservable Inputs	Total
Corporate Bonds	$—		$—	$—
Common Stocks	3,690,652	—	—	3,690,652
Total Investments	$3,690,652	$—	$—	$3,690,652
OPTIONS WRITTEN	$—	$(34,493)	$—	$(34,493)

The Fund held no Level 3 securities at any time during the period.

There were no transfers into or out of Levels 1 and 2 during the period ended October 31, 2023.

At October 31, 2023, the cost of investment for Federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. Cost of securities for Federal income tax purpose is $3,725,826 and the related tax-based net unrealized appreciation (depreciation) consists of:

Gross unrealized appreciation	$103,627
Gross unrealized depreciation	(173,294)
Net unrealized appreciation	$(69,667)